UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:   March 27, 2009
Date of earliest event reported:  March 24, 2009

Aceto Corporation

 (Exact name of registrant as specified in its charter)

New York

(State or Other Jurisdiction of Incorporation)

000-04217	11-1720520
(Commission File Number)	(IRS Employer Identification Number)

One Hollow Lane, Lake Success, New York 11042

(Address of Principal Executive Offices)

(516) 627-6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 24, 2009, Aceto Corporation (“Aceto” or the “Company”) entered into employment agreements (“Employment Agreements”) with its five named executive officers (the “Executives”). The Executives include Leonard S. Schwartz, Aceto’s Chairman and Chief Executive Officer, Douglas Roth, Aceto’s Chief Financial Officer, Vincent Miata, Aceto’s President, Frank DeBenedittis, Aceto’s Executive Vice President and Director of Global Pharmaceutical Strategy and Michael Feinman, President of Aceto Agricultural Chemicals Corp.  Copies of the Employment Agreements are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

The principal terms of the Employment Agreements are:

●
The term of the Employment Agreements is three (3) years. The employment period shall be renewed automatically for successive and consecutive periods of three (3) years commencing at the third (3rd) anniversary of the Effective Date and on each subsequent third (3rd) anniversary thereafter, unless written notice that employment of Executive under the agreement will not be extended is given by either the Executive or the Company not less that sixty (60) days prior the expiration of the then current employment period.

●
In terms of compensation, the Employment Agreements provide for a base salary for each Executive. Mr. Schwartz’s base salary is $446,190 per annum, Mr. Roth’s base salary is $280,798 per annum, Mr. Miata’s base salary is $286,449 per annum, Mr. DeBenedittis’s base salary is $279,945 per annum and Mr. Feinman’s base salary is $220,255 per annum. The base salaries for each of the Executives may be adjusted annually at the direction of Aceto’s Compensation Committee, with approval by the Board of Directors.

●	In addition to Executive’s base salary, the Executives may be granted bonus(es) at the discretion of Aceto’s Compensation Committee, with approval by the Board of Directors.

●
The Employment Agreements can be terminated early: (a) upon the Executive’s death or disability; (b) by the Company for “Cause;” (as defined in the Employment Agreement) (c) by the Executive for “Good Reason;” (as defined in the Employment Agreement) or (d) by termination for other reasons.

●
If, during the Employment Period, Aceto shall terminate the Executive's employment without Cause or Executive shall terminate employment for Good Reason, then Aceto shall continue to pay to Executive, in regular bi-weekly installments Executive’s base salary under the Agreement for the duration of the employment period and continue to provide benefits to Executive at least equal to those which would have been provided to him in accordance with the plans, programs, practices and policies which are generally applicable to other peer executives for the duration of the employment period.  If Executive commences employment with another employer, or if Executive engages in other work for compensation, then Aceto’s obligation to pay bi-weekly installments shall be reduced or eliminated to the extent Executive receives compensation from the other work other than with Aceto.  If Executive commences employment with another employer and is eligible to receive medical and other welfare benefits under another employer-provided plan, the medical and other welfare benefits to be provided by Aceto shall terminate.

●
In the event following a “Change in Control” of Aceto during the Employment Period: (a) the Executive is terminated without cause within two (2) years after the occurrence of a Change of Control, (b) the Executive terminates his employment for good reason within two (2) years after the occurrence of a Change of Control; or (c) Aceto or its successor elects to not have the Employment Agreement automatically renew on the first anniversary of the Agreement’s term following the Change of Control, then Aceto shall pay Mr. Schwartz an amount equal to: three (3) times his base salary in effect immediately prior to his termination and two times the amount of bonus, if any, paid to Mr. Schwartz for the fiscal year preceding the Change in Control.  Aceto shall also continue for such period to permit Mr. Schwartz to receive or participate at Aceto’s expense in all fringe benefits available to him pursuant to the Employment Agreement for a period of three (3) years after termination of his employment.   For Messrs. Roth, Miata, DeBenedittis, and Feinman, Aceto shall pay two (2)  times the their base salary in effect immediately prior to their termination and the amount of bonus, if any, paid to the them for the fiscal year preceding the Change in Control. Aceto shall also continue for such period to permit Messrs. Roth, Miata, DeBenedittis, and Feinman to receive or participate at Aceto’s expense in all fringe benefits available to each of them pursuant to the Employment Agreement for a period of two (2) years after termination of their employment.

The Employment Agreements also contain additional provisions which are customary for executive employment agreements of this type. These include confidentiality, non-compete and non-solicitation provisions.

The foregoing description of the executive officers' Employment Agreements does not purport to be complete, and is qualified in its entirety by reference to the complete text of each employment agreement, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, effective March 24, 2009, between the Company and Leonard S. Schwartz

10.2	Employment Agreement, effective March 24, 2009, between the Company and Douglas Roth

10.3	Employment Agreement, effective March 24, 2009, between the Company and Vincent Miata

10.4	Employment Agreement, effective March 24, 2009, between the Company and Frank DeBenedittis

10.5	Employment Agreement, effective March 24, 2009, between the Company and Michael Feinman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Dated: March 27, 2009	By:	/s/ Leonard S. Schwartz
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibits.

10.1	Employment Agreement, effective March 24, 2009, between the Company and Leonard S. Schwartz

10.2	Employment Agreement, effective March 24, 2009, between the Company and Douglas Roth

10.3	Employment Agreement, effective March 24, 2009, between the Company and Vincent Miata

10.4	Employment Agreement, effective March 24, 2009, between the Company and Frank DeBenedittis

10.5	Employment Agreement, effective March 24, 2009, between the Company and Michael Feinman